Exhibit 99.1

Q2 2014 SUPPLEMENTAL OPERATING & FINANCIAL DATA NYSE: O

TABLE OF CONTENTS Q2 2014 Supplemental Operating & Financial Data 2 Corporate Overview 3 Financial Summary Consolidated Statements of Income 4 Funds from Operations (FFO) 5 Adjusted Funds from Operations (AFFO) 6 Consolidated Balance Sheets 7 Debt Summary 8 Debt Maturities 9 Capitalization & Financial Ratios 10 EBITDA & Coverage Ratios 11 Debt Covenants 12 Transaction Summary Investment Summary 13 Disposition Summary 14 Development Pipeline 15 Real Estate Portfolio Summary Tenant Diversification 16 Industry Diversification 17 Geographic Diversification 19 Property Type Diversification 20 Same Store Rental Revenue 21 Leasing Data Occupancy 23 Leasing Activity 24 Expirations 25 This Supplemental Operating & Financial Data should be read in connection with the Company's second quarter 2014 earnings press release (included as Exhibit 99.1 of the Company's Current Report on 8-K, filed on July 24, 2014) as certain disclosures, definitions and reconciliations in such announcement have not been included in this Supplemental Operating & Financial Data.

CORPORATE OVERVIEW 3 Q2 2014 Supplemental Operating & Financial Data Senior Management John P. Case, Chief Executive Officer and Member of the Board of Directors Gary M. Malino, President and Chief Operating Officer Richard G. Collins, Executive VP, Portfolio Management Paul M. Meurer, Executive VP, Chief Financial Officer and Treasurer Michael R. Pfeiffer, Executive VP, General Counsel and Secretary Sumit Roy, Executive VP, Chief Investment Officer Credit Ratings Standard & Poor’s BBB+ Stable Outlook Moody's Baa1 Stable Outlook Fitch BBB+ Stable Outlook Dividend Information as of June 2014  Current annualized dividend is $2.19 per share  Compounded average annual dividend growth rate of approximately 5%  527 consecutive monthly dividends  67 consecutive quarter dividend increases Corporate Headquarters 600 La Terraza Blvd. Escondido, California 92025 Phone: (760) 741-2111 Website: www.realtyincome.com Transfer Agent Wells Fargo Shareholder Services Phone: (877) 218-2434 Email: stocktransfer@wellsfargo.com Website: www.shareowneronline.com Corporate Profile Realty Income, The Monthly Dividend Company®, is a publicly traded real estate company with the primary business objective of generating dependable monthly cash dividends from a consistent and predictable level of cash flow from operations. Our monthly dividends are supported by the cash flow from our portfolio of properties leased to commercial tenants. We have in-house acquisition, portfolio management, asset management, credit research, real estate research, legal, finance and accounting, and capital markets expertise. Over the past 45 years, Realty Income has been acquiring and managing freestanding commercial properties that generate rental revenue under long-term, net lease agreements. Portfolio Overview At June 30, 2014, we owned a diversified portfolio of 4,263 properties located in 49 states and Puerto Rico, with over 69.1 million square feet of leasable space. Our properties are leased to 228 different commercial tenants doing business in 47 separate industries. Approximately 78% of our quarterly rental revenues were generated from retail properties, 11% from industrial and distribution properties, and the remaining 11% were from other property types. Our occupancy rate as of June 30, 2014 was 98.3%, with a weighted average remaining lease term of approximately 10.6 years. Common Stock Our Common Stock is traded on the New York Stock Exchange under the symbol "O" June 30, 2014 Closing price $ 44.42 Shares and units outstanding 223,464,824 Market value of common equity $ 9,926,307,000 Total market capitalization $ 15,138,136,000

CONSOLIDATED STATEMENTS OF INCOME (dollars in thousands, except per share data - unaudited) 4 Q2 2014 Supplemental Operating & Financial Data Three months ended June 30, Six months ended June 30, 2014 2013 2014 2013 REVENUE Rental $ 221,868 $ 180,089 $ 435,989 347,887 Tenant reimbursements 6,169 4,485 12,597 10,512 Other 609 1,869 1,632 3,566 Total revenue 228,646 186,443 450,218 361,965 EXPENSES Depreciation and amortization 92,894 73,906 182,864 140,655 Interest 52,712 39,232 104,432 80,831 General and administrative 11,587 12,088 24,473 23,716 Property (including reimbursable) 10,127 7,754 20,704 17,326 Income taxes 570 624 1,661 1,201 Provisions for impairment 499 290 2,182 290 Merger-related costs - 605 - 12,635 Total expenses 168,389 134,499 336,316 276,654 Gain on sales of real estate 1,964 - 3,236 - Income from continuing operations 62,221 51,944 117,138 85,311 Income from discontinued operations 20 4,572 3,097 44,432 Net income 62,241 56,516 120,235 129,743 Net income attributable to noncontrolling interests (339) (77) (671) (86) Net income attributable to the Company 61,902 56,439 119,564 129,657 Preferred stock dividends (10,482) (10,482) (20,965) (20,965) Net income available to common stockholders $ 51,420 $ 45,957 $ 98,599 $ 108,692 Amounts available to common stockholders per common share: Income from continuing operations, basic and diluted $ 0.23 $ 0.21 $ 0.45 $ 0.35 Net income, basic and diluted $ 0.23 $ 0.23 $ 0.46 $ 0.59

FUNDS FROM OPERATIONS (FFO) (dollars in thousands, except per share data) 5 Q2 2014 Supplemental Operating & Financial Data (1) FFO for the three and six months ended June 30, 2013, has been normalized to exclude merger-related costs related to our acquisition of American Realty Capital Trust, Inc., or ARCT. Three months ended June 30, Six months ended June 30, 2014 2013 2014 2013 Net income available to common stockholders $ 51,420 $ 45,957 $ 98,599 $ 108,692 Depreciation and amortization: Continuing operations 92,894 73,906 182,864 140,655 Discontinued operations - 632 - 1,146 Depreciation of furniture, fixtures and equipment (104) (67) (196) (128) Provisions for impairment on investment properties: Continuing operations 499 290 2,182 290 Discontinued operations - 2,206 - 2,662 Gain on sale of investment properties: Continuing operations (1,964) - (3,236) - Discontinued operations - (5,744) (2,607) (44,304) Merger-related costs (1) - 605 - 12,635 FFO adjustments allocable to noncontrolling interests (336) (220) (696) (395) FFO available to common stockholders $ 142,409 $ 117,565 $ 276,910 $ 221,253 FFO per common share, basic and diluted $ 0.64 $ 0.60 $ 1.29 $ 1.20 Distributions paid to common stockholders $ 121,229 $ 106,692 $ 234,643 $ 191,669 FFO in excess of distributions paid to common stockholders $ 21,180 $ 10,873 $ 42,267 $ 29,584 Weighted average number of common shares used for computation per share: Basic 220,979,955 195,574,014 214,039,692 183,714,191 Diluted 221,043,619 195,759,091 214,089,629 183,873,647

ADJUSTED FUNDS FROM OPERATIONS (AFFO)
(dollars in thousands, except per share data)

REALTY INCOME
The Monthly Dividend Company®

	Three months ended June 30, 2014	Three months ended June 30, 2013	Six months ended June 30, 2014	Six months ended June 30, 2013
Net income available to common stockholders	$ 51,420	$ 45,957	$ 98,599	$ 108,692
Cumulative adjustments to calculate FFO[(1)]	90,989	71,608	178,311	112,561
FFO available to common stockholders	142,409	117,565	276,910	221,253
Amortization of share-based compensation	2,752	3,653	5,449	7,498
Amortization of deferred financing costs	1,165	1,015	2,241	2,021
Amortization of net mortgage premiums	(3,009)	(2,494)	(5,394)	(4,441)
(Gain) loss on interest rate swaps	984	(1,738)	1,042	(1,286)
Capitalized leasing costs and commissions	(275)	(361)	(467)	(774)
Capitalized building improvements	(1,090)	(1,255)	(2,267)	(2,520)
Straight-line rent	(3,977)	(3,250)	(7,913)	(6,454)
Amortization of above and below-market leases	2,213	2,429	4,207	4,223
AFFO adjustments allocable to noncontrolling interests	6	20	14	27
Total AFFO available to common stockholders	$ 141,178	$ 115,584	$ 273,822	$ 219,547
AFFO per common share:				
Basic	$ 0.64	$ 0.59	$ 1.28	$ 1.20
Diluted	$ 0.64	$ 0.59	$ 1.28	$ 1.19
Distributions paid to common stockholders	$ 121,229	$ 106,692	$ 234,643	$ 191,669
AFFO in excess of distributions paid to common stockholders	$ 19,949	$ 8,892	$ 39,179	$ 27,878
Weighted average number of common shares used for computation per share:				
Basic	220,979,955	195,574,014	214,039,692	183,714,191
Diluted	221,043,619	195,759,091	214,089,629	183,873,647

(1) See reconciling items for FFO presented under "Funds from Operations (FFO)."

Q2 2014 Supplemental Operating & Financial Data | 6

CONSOLIDATED BALANCE SHEETS (dollars in thousands, except per share amounts) 7 Q2 2014 Supplemental Operating & Financial Data June 30, 2014 December 31, 2013 ASSETS (unaudited) Real estate, at cost: Land $ 2,991,946 $ 2,791,147 Buildings and improvements 7,869,046 7,108,328 Total real estate, at cost 10,860,992 9,899,475 Less accumulated depreciation and amortization (1,249,461) (1,114,888) Net real estate held for investment 9,611,531 8,784,587 Real estate held for sale, net 9,598 12,022 Net real estate 9,621,129 8,796,609 Cash and cash equivalents 8,908 10,257 Accounts receivable, net 43,751 39,323 Acquired lease intangible assets, net 1,048,139 935,459 Goodwill 15,556 15,660 Other assets, net 74,919 127,133 Total assets $ 10,812,402 $ 9,924,441 LIABILITIES AND EQUITY Distributions payable $ 44,353 $ 41,452 Accounts payable and accrued expenses 98,973 102,511 Acquired lease intangible liabilities, net 174,769 148,250 Other liabilities 36,682 44,030 Line of credit payable 70,800 128,000 Term loan 70,000 70,000 Mortgages payable, net 916,454 783,360 Notes payable, net 3,535,957 3,185,480 Total liabilities 4,947,988 4,503,083 Stockholders' equity: Preferred stock and paid in capital, par value $0.01 per share, 69,900,000 shares authorized and 25,150,000 shares issued and outstanding as of June 30, 2014 and December 31, 2013 609,363 609,363 Common stock and paid in capital, par value $0.01 per share, 370,100,000 shares authorized, 222,623,256 shares issued and outstanding as of June 30, 2014 and 207,485,073 shares issued and outstanding at December 31, 2013 6,357,084 5,767,878 Distributions in excess of net income (1,130,746) (991,794) Total stockholders' equity 5,835,701 5,385,447 Noncontrolling interests 28,713 35,911 Total equity 5,864,414 5,421,358 Total liabilities and equity $ 10,812,402 $ 9,924,441

DEBT SUMMARY
(dollars in thousands)

REALTY INCOME
The Monthly Dividend Company®

	Maturity Date	Principal Balance as of June 30, 2014		% of Debt	Interest Rate as of June 30, 2014	Weighted Average Years until Maturity
Credit Facility						
Credit Facility (1)	May 9, 2017	$ 70,800		1.4%	1.22%	2.9 years
Unsecured Term Loan						
Term Loan (2)	January 21, 2018	70,000		1.4%	1.35%	3.6 years
Senior Unsecured Notes and Bonds						
5.50% Notes due 2015	November 15, 2015	150,000		3.3%	5.50%	
5.95% Notes due 2016	September 15, 2016	275,000		6.0%	5.95%	
5.375% Notes due 2017	September 15, 2017	175,000		3.8%	5.38%	
2.00% Notes due 2018	January 31, 2018	350,000		7.6%	2.00%	
6.75% Notes due 2019	August 15, 2019	550,000		12.0%	6.75%	
5.75% Notes due 2021	January 15, 2021	250,000		5.5%	5.75%	
3.25% Notes due 2022	October 15, 2022	450,000		9.8%	3.25%	
4.65% Notes due 2023	August 1, 2023	750,000		16.4%	4.65%	
3.875% Notes due 2024	July 15, 2024	350,000		7.6%	3.88%	
5.875% Bonds due 2035	March 15, 2035	250,000		5.5%	5.88%	
	Principal amount	3,550,000				
Unamortized discounts		(14,043)				
	Carrying value	3,535,957		77.2%	4.80%	7.4 years
Mortgages Payable						
60 mortgages on 266 properties	August 2014 - June 2032	892,279	(3)	19.5%	5.09%	4.1 years
Unamortized premiums		24,176				
	Carrying value	916,455		20.0%		
	TOTAL DEBT	**$ 4,583,079**	(4)		**4.74%**	

Fixed Rate	**$ 4,473,170**	**98%**
Variable Rate	**$ 109,909**	**2%**

(1) We have a $1.5 billion unsecured acquisition credit facility with an initial term that expires in May 2016. It includes, at our election, a one-year extension option, at a cost of 0.2% of the facility commitment, or $3 million. As of June 30, 2014, approximately $1.43 billion was available on the credit facility.

(2) Borrowing under the term loan bears interest at the current one month LIBOR, plus 1.2%. We have an interest rate swap which essentially fixes our per annum interest rate on the term loan at 2.15%.

(3) The mortgages are at fixed interest rates except for five mortgages on 14 properties totaling $77.6 million at June 30, 2014. $38.5 million of principal associated with these variable rate mortgages is subject to arrangements which limit our exposure to interest rate risk.

(4) Excludes non-cash unamortized original issuance discounts recorded on the senior unsecured notes and bonds, as well as non-cash unamortized premiums recorded on the mortgages payable.

Q2 2014 Supplemental Operating & Financial Data | 8

DEBT MATURITIES (dollars in millions) 9 Q2 2014 Supplemental Operating & Financial Data Consolidated Debt Maturities Year of Credit Term Senior Unsecured Mortgages Average Maturity Facility Loan Notes and Bonds Payable Total Interest Rate (1) 2014 $ - $ - $ - $ 57.4 $ 57.4 6.63% 2015 - - 150.0 125.3 275.3 5.35% 2016 - - 275.0 248.4 523.4 5.39% 2017 70.8 - 175.0 142.3 388.1 5.53% 2018 - 70.0 350.0 15.0 435.0 2.02% Thereafter - - 2,600.0 303.9 2,903.9 4.94% Totals $ 70.8 $ 70.0 $ 3,550.0 $ 892.3 $ 4,583.1 (1) Average interest rate for 2017 excludes the credit facility. Mortgages Payable Maturities by Quarter Year of First Second Third Fourth Average Maturity Quarter Quarter Quarter Quarter Total Interest Rate 2014 $ - $ - $ 55.6 $ 1.8 $ 57.4 6.63% 2015 7.6 40.4 38.8 38.5 125.3 5.17% 2016 101.1 128.4 16.8 2.1 248.4 4.76% 2017 42.1 36.4 39.3 24.5 142.3 5.72% 2018 1.1 11.9 1.0 1.0 15.0 5.49% Thereafter 303.9 4.71% Totals $ 151.9 $ 217.1 $ 151.5 $ 67.9 $ 892.3

CAPITALIZATION & FINANCIAL RATIOS
(dollars in thousands, except per share amounts)

REALTY INCOME
The Monthly Dividend Company®

Capitalization as of June 30, 2014

Debt		Carrying Value
Credit Facility	$	70,800
Unsecured Term Loan		70,000
Senior Unsecured Notes and Bonds		3,550,000
Mortgage Loans		892,279
Total Debt	$	4,583,079

Equity	Shares/units	Stock Price	Redemption Price[2]		Market Value
Common Stock (NYSE: O)	222,623,256	$ 44.42		$	9,888,925
Common units [1]	841,568	$ 44.42			37,382
Common Equity					9,926,307
Class E Preferred Stock	8,800,000		$ 25.00		220,000
Class F Preferred Stock	16,350,000		$ 25.00		408,750
Total Equity				$	10,555,057

Total Market Capitalization	$	15,138,136
Debt/Total Market Capitalization		30.3%
Debt and Preferred Stock/Total Market Capitalization		34.5%

[1] Common units are exchangeable into cash or common stock, at our option, at a conversion ratio of 1:1.
[2] The price presented for the Class E Preferred Stock is the liquidation price.

Capital Structure as of June 30, 2014



Debt
30%
Common
66%
Preferred
4%

Dividend Data

	YTD Q2 2014	YTD Q2 2013	Year over Year Growth Rate
Common Dividend Paid per Share	$ 1.094	$ 1.057	3.5%
AFFO per Share (diluted)	$ 1.28	$ 1.19	7.6%
AFFO Payout Ratio	85.5%	88.8%	

Liquidity as of June 30, 2014

Cash on Hand	$	8,908
Availability under Credit Facility		1,429,200
	$	1,438,108

Q2 2014 Supplemental Operating & Financial Data | 10

EBITDA & COVERAGE RATIOS (dollars in thousands) 11 Debt Service Coverage (2) Fixed Charge Coverage (3) 3.9 Q2 2014 Supplemental Operating & Financial Data Reconciliation of Net Income to EBITDA Three months ended June 30, 2014 Net income $ 62,241 Interest 52,712 Taxes 570 Depreciation 92,894 Impairment loss 499 Loss on interest rate swaps 984 Gain on sales (1,964) Discontinued operations (EBITDA components) - Quarterly EBITDA $ 207,936 Annualized EBITDA $ 831,744 Debt/EBITDA 5.5 (1) (1) EBITDA means, for the most recent quarter, annualized earnings (net income) before (i) interest expense, (ii) income and franchise taxes, (iii) real estate depreciation and amortization, (iv) impairment losses, (v) non-cash loss (gain) on swaps, and (vi) gain on sales (Realty Income properties). (2) Refer to footnote 1 on page 12 for a detailed description of the calculation of debt service coverage. (3) Fixed charge coverage is calculated in exactly the same manner as the debt service coverage (defined on page 12), except that preferred stock dividends are also added to the denominator.

DEBT COVENANTS 12 Q2 2014 Supplemental Operating & Financial Data As of June 30, 2014 The following is a summary of the key financial covenants for our senior unsecured notes and bonds, as defined and calculated per their terms. These calculations, which are not based on U.S. GAAP measurements, are presented to investors to show our ability to incur additional debt under the terms of our notes only and are not measures of our liquidity or performance. Required Actuals Limitation on incurrence of total debt < 60% of adjusted undepreciated assets 42.0% Limitation on incurrence of secured debt < 40% of adjusted undepreciated assets 8.4% Debt service coverage (trailing 12 months) (1) > 1.5 x 3.7x Maintenance of total unencumbered assets > 150% of unsecured debt 250.7% (1) This covenant is calculated on a pro forma basis for the preceding four-quarter period on the assumption that: (i) the incurrence of any Debt (as defined in the covenants) incurred by us since the first day of such four-quarter period and the application of the proceeds therefrom (including to refinance other Debt since the first day of such four-quarter period), (ii) the repayment or retirement of any of our Debt since the first day of such four-quarter period, and (iii) any acquisition or disposition by us of any asset or group since the first day of such four-quarters had in each case occurred on July 1, 2013, and subject to certain additional adjustments. Such pro forma ratio has been prepared on the basis required by that debt service covenant, reflects various estimates and assumptions and is subject to other uncertainties, and therefore does not purport to reflect what our actual debt service coverage ratio would have been had transactions referred to in clauses (i), (ii) and (iii) of the preceding sentence occurred as of July 1, 2013, nor does it purport to reflect our debt service coverage ratio for any future period.

INVESTMENT SUMMARY

(dollars in thousands)

REALTY INCOME
The Monthly Dividend Company®

First Quarter 2014

	Number of Properties	Investment	Cash Rents	Leasable Square feet	Cash Capitalization Rate[1]	Weighted Average Lease Term (Years)
New Property Acquisitions	324	$ 643,326	$ 44,675	4,207,916	6.9%	14.2
Properties Under Development [2]	13	13,350	1,125	380,858	8.4%	15.2
Total Real Estate Investments	337	$ 656,676	$ 45,800	4,588,774	7.0%	14.2

Approximately 84% of the annualized revenue generated by these investments is from investment grade-rated tenants.

Second Quarter 2014

	Number of Properties	Investment	Cash Rents	Leasable Square feet	Cash Capitalization Rate[1]	Weighted Average Lease Term (Years)
New Property Acquisitions	57	$ 382,870	$ 27,680	2,247,813	7.2%	10.4
Properties Under Development [2]	16	22,255	1,912	155,988	8.6%	13.2
Total Real Estate Investments	73	$ 405,125	$ 29,592	2,403,801	7.3%	10.6

Approximately 55% of the annualized revenue generated by these investments is from investment grade-rated tenants.

Year-to-date 2014

	Number of Properties	Investment	Cash Rents	Leasable Square feet	Cash Capitalization Rate[1]	Weighted Average Lease Term (Years)
New Property Acquisitions	381	$ 1,026,196	$ 72,355	6,455,729	7.1%	12.7
Properties Under Development [2]	21	35,605	3,037	536,846	8.5%	14.0
Total Real Estate Investments	402	$ 1,061,801	$ 75,392	6,992,575	7.1%	12.8

Approximately 73% of the annualized revenue generated by these investments is from investment grade-rated tenants.

[1] Cash capitalization rates are computed as contractual cash net operating income for the first twelve months of each lease following the acquisition date, divided by the total cost of the property (including all expenses borne by Realty Income).

[2] Includes investments during the period in new development, expansion of existing properties, and redevelopment of existing properties.

Q2 2014 Supplemental Operating & Financial Data | 13

DISPOSITION SUMMARY (dollars in thousands) 14 Q2 2014 Supplemental Operating & Financial Data First Quarter 2014 Number of Properties Original Investment Net Book Value Net Proceeds Cash Capitalization Rate Occupied 8 $ 9,899 $ 7,446 $ 10,649 8.3% Vacant 3 2,811 1,297 2,041 - 11 $ 12,710 $ 8,743 $ 12,690 Second Quarter 2014 Number of Properties Original Investment Net Book Value Net Proceeds Cash Capitalization Rate Occupied 4 $ 4,584 $ 3,232 $ 5,215 8.4% Vacant 2 3,942 1,795 1,818 - 6 $ 8,526 $ 5,027 $ 7,033 Year-to-date 2014 Number of Properties Original Investment Net Book Value Net Proceeds Cash Capitalization Rate Occupied 12 $ 14,483 $ 10,678 $ 15,864 8.4% Vacant 5 6,753 3,092 3,859 - 17 $ 21,236 $ 13,770 $ 19,723 The unlevered internal rate of return on properties sold during the first quarter was 10.2% The unlevered internal rate of return on properties sold during the second quarter was 8.8% The unlevered internal rate of return on properties sold during the first six months was 9.7%

DEVELOPMENT PIPELINE (dollars in thousands) 15 Q2 2014 Supplemental Operating & Financial Data Number of Properties Investment to Date Remaining Investment Total Commitment Percent Leased (2) New Development(1) 12 $ 14,546 $ 27,553 $ 42,099 100% Expansion of existing properties 6 11,064 4,504 15,568 100% Redevelopment of existing properties 5 881 1,889 2,770 100% 23 $ 26,491 $ 33,946 $ 60,437 (1) Includes build-to-suit developments and forward take-out commitments on development properties with leases in place. (2) Rental revenue commencement dates on properties under development range between July 2014 and November 2014.

TENANT DIVERSIFICATION

Top 20 Tenants

Our 20 largest tenants based on percentage of total portfolio annualized rental revenue at June 30, 2014 include the following:

Tenant	Number of Properties	% of Revenue	Investment Grade Ratings (Moody's/S&P)[1]
Walgreens	111	5.2%	Baa1/ BBB
FedEx	38	5.0%	Baa1/ BBB
Dollar General	502	5.0%	Baa3/ BBB-
LA Fitness	45	4.6%	-
Family Dollar	450	4.5%	Baa3/ BBB-
BJ's Wholesale Clubs	15	2.9%	-
AMC Theatres	20	2.8%	-
Diageo	17	2.7%	A3/ A-
Northern Tier Energy/Super America	134	2.3%	-
Regal Cinemas	20	2.1%	-
Rite Aid	58	2.0%	-
CVS Pharmacy	49	1.9%	Baa1/ BBB+
The Pantry	145	1.7%	-
Circle K	150	1.6%	Baa3/ BBB-
Walmart/Sam's Club	19	1.5%	Aa2/ AA
GPM Investments/Fas Mart	141	1.4%	-
NPC International	202	1.4%	-
TBC Corporation	70	1.3%	-
Smart & Final	36	1.2%	-
FreedomRoads/Camping World	18	1.2%	-

[1] Diageo (A-) and Walmart/Sam's Club (AA) are the only two tenants in our Top 20 that currently receive ratings from Fitch.

Investment Grade Tenants[1]:

Number of Properties	1,764
Percentage of Annualized Rents	44.3%

[1] Investment grade tenants are defined as tenants with a credit rating of Baa3/BBB- or higher from one of the three major rating agencies (Moody's/S&P/Fitch). 44% of our annualized rental revenue is generated from properties leased to investment grade tenants, of which 5% are subsidiaries of investment grade companies.



Percentage of Annualized Rental Revenue from Investment Grade Tenants
44%
56%
Investment Grade
Non-Investment Grade

EBITDAR/Rent Ratio on Retail Properties **2.6x** [1]

[1] Based on most recently analyzed information from retail properties providing this information. The information that we receive from our retail tenants is not independently verified by us.

Q2 2014 Supplemental Operating & Financial Data | 16

 Percentage of Rental Revenue (1) For the Quarter Ended For the Years Ended June 30, Dec 31, Dec 31, Dec 31, Dec 31, Dec 31, Dec 31, 2014 2013 2012 2011 2010 2009 2008 Retail industries Apparel stores 1.9% 1.9% 1.7% 1.4% 1.2% 1.1% 1.1 % Automotive collision services 0.8 0.8 1.1 0.9 1.0 1.1 1.0 Automotive parts 1.2 1.2 1.0 1.2 1.4 1.5 1.6 Automotive service 1.8 2.1 3.1 3.7 4.7 4.8 4.8 Automotive tire services 3.2 3.6 4.7 5.6 6.4 6.9 6.7 Book stores * * 0.1 0.1 0.1 0.2 0.2 Child care 2.3 2.8 4.5 5.2 6.5 7.3 7.6 Consumer electronics 0.3 0.3 0.5 0.5 0.6 0.7 0.8 Convenience stores 10.2 11.2 16.3 18.5 17.1 16.9 15.8 Crafts and novelties 0.5 0.5 0.3 0.2 0.3 0.3 0.3 Dollar stores 9.8 6.2 2.2 - - - - Drug stores 9.5 8.1 3.5 3.8 4.1 4.3 4.1 Education 0.4 0.4 0.7 0.7 0.8 0.9 0.8 Entertainment 0.6 0.6 0.9 1.0 1.2 1.3 1.2 Equipment services 0.1 0.1 0.1 0.2 0.2 0.2 0.2 Financial services 1.4 1.5 0.2 0.2 0.2 0.2 0.2 General merchandise 1.2 1.1 0.6 0.6 0.8 0.8 0.8 Grocery stores 3.0 2.9 3.7 1.6 0.9 0.7 0.7 Health and fitness 7.0 6.3 6.8 6.4 6.9 5.9 5.6 Health care 1.1 1.1 - - - - - Home furnishings 0.7 0.9 1.0 1.1 1.3 1.3 2.4 Home improvement 1.3 1.6 1.5 1.7 2.0 2.2 2.1 Jewelry 0.1 0.1 - - - - - Motor vehicle dealerships 1.5 1.6 2.1 2.2 2.6 2.7 3.2 Office supplies 0.4 0.5 0.8 0.9 0.9 1.0 1.0 Pet supplies and services 0.7 0.8 0.6 0.7 0.9 0.9 0.8 Restaurants - casual dining 4.3 5.1 7.3 10.9 13.4 13.7 14.3 Restaurants - quick service 3.5 4.4 5.9 6.6 7.7 8.3 8.2 Shoe stores 0.1 0.1 0.1 0.2 0.1 - - Sporting goods 1.7 1.7 2.5 2.7 2.7 2.6 2.3 Theaters 5.2 6.2 9.4 8.8 8.9 9.2 9.0 Transportation services 0.1 0.1 0.2 0.2 0.2 0.2 0.2 Wholesale clubs 4.2 3.9 3.2 0.7 - - - Other 0.1 0.1 0.1 0.1 0.3 1.1 1.2 Retail industries 80.2% 79.8% 86.7% 88.6% 95.4% 98.3% 98.2 % INDUSTRY DIVERSIFICATION 17 Q2 2014 Supplemental Operating & Financial Data * Less than 0.1% (1) Includes rental revenue for all properties owned by Realty Income at the end of each period presented, including revenue from properties reclassified as discontinued operations. Excludes revenue from properties owned by Crest Net Lease, Inc., or Crest.

INDUSTRY DIVERSIFICATION (CONT’D) 18 Q2 2014 Supplemental Operating & Financial Data * Less than 0.1% Percentage of Rental Revenue(1) For the Quarter Ended For the Years Ended June 30, Dec 31, Dec 31, Dec 31, Dec 31, Dec 31, Dec 31, 2014 2013 2012 2011 2010 2009 2008 Non-retail industries Aerospace 1.2 1.2 0.9 0.5 - - - Beverages 2.8 3.3 5.1 5.6 3.0 - - Consumer appliances 0.5 0.6 0.1 - - - - Consumer goods 0.9 1.0 0.1 - - - - Crafts and novelties 0.1 0.1 - - - - - Diversified industrial 0.5 0.2 0.1 - - - - Electric utilities 0.1 * - - - - - Equipment services 0.5 0.4 0.3 0.2 - - - Financial services 0.4 0.5 0.4 0.3 - - - Food processing 1.4 1.5 1.3 0.7 - - - General merchandise 0.4 - - - - - - Government services 1.3 1.4 0.1 0.1 0.1 0.1 - Health care 0.7 0.8 * * - - - Home furnishings 0.2 0.2 - - - - - Home improvement 0.1 - - - - - - Insurance 0.1 0.1 * - - - - Machinery 0.1 0.2 0.1 - - - - Other manufacturing 0.7 0.6 - - - - - Packaging 0.8 0.9 0.7 0.4 - - - Paper 0.1 0.2 0.1 0.1 - - - Shoe stores 0.8 0.9 - - - - - Telecommunications 0.7 0.7 0.8 0.7 - - - Transportation services 5.1 5.3 2.2 1.6 - - - Other 0.3 0.1 1.0 1.2 1.5 1.6 1.8 Non-retail industries 19.8% 20.2% 13.3% 11.4% 4.6% 1.7% 1.8 % Totals 100.0% 100.0% 100.0% 100.0% 100.0% 100.0% 100.0% (1) Includes rental revenue for all properties owned by Realty Income at the end of each period presented, including revenue from properties reclassified as discontinued operations. Excludes revenue from properties owned by Crest Net Lease, Inc., or Crest.

GEOGRAPHIC DIVERSIFICATION

(dollars in thousands)

REALTY INCOME

The Monthly Dividend Company®

State	Number of Properties	Percent Leased	Approximate Leasable Square Feet	Rental Revenue for the Quarter Ended June 30, 2014[1]	Percentage of Rental Revenue
Alabama	127	98%	1,029,300	$ 3,428	1.5%
Alaska	2	100	128,500	307	0.1
Arizona	114	96	1,409,800	5,741	2.6
Arkansas	53	98	782,600	1,655	0.7
California	165	99	5,112,300	22,717	10.3
Colorado	72	99	1,045,400	2,951	1.3
Connecticut	25	96	536,900	2,281	1.0
Delaware	17	100	78,300	541	0.2
Florida	320	99	3,363,700	13,555	6.1
Georgia	233	98	3,029,200	9,428	4.3
Hawaii	--	--	--	--	--
Idaho	12	100	87,000	433	0.2
Illinois	160	99	4,406,500	12,681	5.7
Indiana	106	99	1,172,800	5,271	2.4
Iowa	35	94	2,751,700	3,326	1.5
Kansas	82	99	1,638,200	3,443	1.6
Kentucky	56	98	902,200	3,131	1.4
Louisiana	87	98	944,300	2,786	1.3
Maine	9	100	126,400	837	0.4
Maryland	33	100	772,000	4,203	1.9
Massachusetts	83	96	758,000	3,425	1.5
Michigan	106	98	1,009,400	3,285	1.5
Minnesota	155	100	1,153,200	7,350	3.3
Mississippi	121	98	1,551,500	3,800	1.7
Missouri	133	98	2,568,400	8,047	3.6
Montana	1	100	5,400	13	*
Nebraska	31	100	708,700	1,750	0.8
Nevada	22	95	413,000	1,289	0.6
New Hampshire	20	100	320,100	1,467	0.7
New Jersey	66	98	562,900	3,350	1.5
New Mexico	29	100	277,400	638	0.3
New York	87	95	2,203,500	10,587	4.8
North Carolina	149	99	1,508,100	5,689	2.6
North Dakota	7	100	66,000	118	0.1
Ohio	213	98	5,058,200	12,118	5.5
Oklahoma	124	99	1,583,700	3,814	1.7
Oregon	25	100	525,400	1,844	0.8
Pennsylvania	147	99	1,800,600	7,071	3.2
Rhode Island	4	100	157,200	929	0.4
South Carolina	134	99	1,011,100	4,389	2.0
South Dakota	11	100	133,500	244	0.1
Tennessee	194	96	3,005,500	5,946	2.7
Texas	434	98	7,801,800	21,387	9.7
Utah	13	100	749,000	1,337	0.6
Vermont	6	100	100,700	492	0.2
Virginia	140	97	2,628,600	6,979	3.2
Washington	38	100	415,300	1,575	0.7
West Virginia	12	100	261,200	883	0.4
Wisconsin	43	95	1,481,600	2,693	1.2
Wyoming	3	100	21,100	63	*
Puerto Rico	4	100	28,300	149	0.1
Totals/Average	4,263	98%	69,185,500	$ 221,436	100.0%

* Less than 0.1%

[1] Includes rental revenue for all properties owned by Realty Income at June 30, 2014, including revenue from properties reclassified as discontinued operations of $18. Excludes revenue of $44 from properties owned by Crest and $406 from sold properties that were included in continuing operations.

Q2 2014 Supplemental Operating & Financial Data | 19

PROPERTY TYPE DIVERSIFICATION (dollars in thousands) 20 Approximate Rental Revenue for the Percentage of Number of Leasable Quarter Ended Rental Property Type Properties Square Feet June 30, 2014 (1) Revenue Retail 4,102 45,327,100 $ 172,153 77.7 % Industrial and distribution 86 16,278,800 23,463 10.6 Office 46 3,519,900 15,004 6.8 Manufacturing 14 3,875,200 5,607 2.5 Agriculture 15 184,500 5,209 2.4 Totals 4,263 69,185,500 $ 221,436 100.0% (1) Includes rental revenue for all properties owned by Realty Income at June 30, 2014, including revenue from properties reclassified as discontinued operations of $18. Excludes revenue of $44 from properties owned by Crest and $406 from sold properties that were included in continuing operations. Q2 2014 Supplemental Operating & Financial Data

SAME STORE RENTAL REVENUE (dollars in thousands) 21 Same Store Rental Revenue Number of Properties 2,774 Square Footage 35,916,267 Q2 2014 $ 130,450 Q2 2013 $ 128,674 Increase (in dollars) $ 1,776 Increase (percent) 1.4% Q2 2014 Supplemental Operating & Financial Data Top 3 Industries Contributing to the Change Quarter Ended Quarter Ended Net % Change Industry June 30, 2014 June 30, 2013 Change by Industry Convenience Stores $ 19,777 $ 19,237 $ 540 2.8% Automotive Tire Services 6,031 5,655 376 6.7% Health and Fitness 9,487 9,252 235 2.5% Same Store Rental Revenue Number of Properties 2,774 Square Footage 35,916,267 YTD Q2 2014 $ 261,533 YTD Q2 2013 $ 257,816 Increase (in dollars) $ 3,717 Increase (percent) 1.4% Top 3 Industries Contributing to the Change Six Months Ended Six Months Ended Net % Change Industry June 30, 2014 June 30, 2013 Change by Industry Convenience Stores $ 39,283 $ 38,379 $ 904 2.4% Automotive Tire Services 11,996 11,286 710 6.3% Restaurants - Quick Service 13,777 13,326 451 3.4% Second Quarter – Quarter-to-date Second Quarter – Year-to-date

SAME STORE RENTAL REVENUE (CONT'D)
(dollars in thousands)

REALTY INCOME
The Monthly Dividend Company®

Same Store Rental Revenue by Property Type

Second Quarter – Quarter-to-date

Property Type		Quarter ended June 30, 2014	Quarter ended June 30, 2013	Net Change	% Change by Property Type	Contribution by Property Type
Retail	$	111,592	109,858	1,734	1.6%	97.7%
Office		3,018	2,965	53	1.8%	3.0%
Agriculture		5,209	5,145	64	1.3%	3.6%
Industrial and distribution		6,557	6,530	27	0.4%	1.5%
Manufacturing[1]		4,074	4,176	(102)	(2.4%)	(5.8%)
Total	$	**130,450**	**128,674**	**1,776**	**1.4%**	**100.0%**

[1] Decrease in same store rent is attributable to the completion of a capital expense reimbursement paid by tenant through additional rent.

Second Quarter – Year-to-date

Property Type		Six months ended June 30, 2014	Six months ended June 30, 2013	Net Change	% Change by Property Type	Contribution by Property Type
Retail	$	223,839	220,262	3,577	1.6%	96.2%
Office		6,035	5,907	128	2.2%	3.4%
Agriculture		10,418	10,290	128	1.3%	3.5%
Industrial and distribution		13,107	13,019	88	0.7%	2.4%
Manufacturing[1]		8,134	8,338	(204)	(2.5%)	(5.5%)
Total	$	**261,533**	**257,816**	**3,717**	**1.4%**	**100.0%**

[1] Decrease in same store rent is attributable to the completion of a capital expense reimbursement paid by tenant through additional rent.

Same Store Pool Defined

For purposes of determining the same store rent property pool, we include all properties that were owned for the entire year-to-date period, for both the current and prior year except for properties during the current or prior year that were:

(i) vacant at any time,
(ii) under development or redevelopment, or
(iii) involved in eminent domain and rent was reduced.

Q2 2014 Supplemental Operating & Financial Data | 22

OCCUPANCY 23 96.6% 97.0% 97.2% 97.7% 98.2% 98.1% 98.2% 98.3% Q2 2014 Supplemental Operating & Financial Data By Property Occupied Properties 4,189 Total Properties 4,263 Occupancy 98.3% By Square Footage Occupied Square Footage 68,514,700 Total Square Footage 69,185,500 Occupancy 99.0% By Rental Revenue Quarterly Rental Revenue $ 219,387,900 Quarterly Vacant Rental Revenue $ 2,067,200 (1) Occupancy 99.1% (1) Based on contractual monthly rents received immediately preceding the date of vacancy. Change in Occupancy Vacant Properties at 3/31/2014 73 Expiration Activity (1) + 40 Leasing Activity (2) - 37 Vacant Property Sales Activity - 2 Vacant Properties at 6/30/2014 74 (1) Includes scheduled and unscheduled expirations as well as future expirations resolved in the current quarter. (2) Includes 36 expirations that were re-leased to the same or new tenants without vacancy, and one that was re-leased after a period of vacancy. See page 24 for additional detail of re-leasing activity.

LEASING ACTIVITY (dollars in thousands) 24 Q2 2014 Supplemental Operating & Financial Data Released to New Tenant Q2 2014 Released to Same Tenant Without Vacancy After a Period of Vacancy Releasing Totals Prior Cash Rents $ 4,400 $ 303 $ 320 $ 5,023 New Cash Rents $ 4,472 $ 253 $ 428 $ 5,153 Releasing spread 101.6% 83.6% 133.8% 102.6% Number of Leases 33 3 1 37 Percentage of Total Annualized Portfolio Rental Revenue 0.6% Released to New Tenant Q1 2014 Released to Same Tenant Without Vacancy After a Period of Vacancy Releasing Totals Prior Cash Rents $ 6,761 $ 30 $ 712 $ 7,503 New Cash Rents $ 6,725 $ 26 $ 507 $ 7,258 Releasing spread 99.5% 88.0% 71.2% 96.7% Number of Leases 30 1 8 39 Percentage of Total Annualized Portfolio Rental Revenue 0.9% Released to New Tenant 2013 Released to Same Tenant Without Vacancy After a Period of Vacancy Releasing Totals Prior Cash Rents $ 17,759 $ 1,142 $ 2,441 $ 21,342 New Cash Rents $ 17,992 $ 1,063 $ 1,832 $ 20,887 Releasing spread 101.3% 93.1% 75.1% 97.9% Number of Leases 132 13 27 172 Percentage of Total Annualized Portfolio Rental Revenue 2.6% . Allocation Based on Number of Leases

EXPIRATIONS
(dollars in thousands)

REALTY INCOME
The Monthly Dividend Company®

Our leased, single-tenant properties have a weighted average remaining lease term of approximately 10.6 years

	Total Portfolio [1]					Initial Expirations[3]			Subsequent Expirations[4]		
	Number of Leases Expiring										
Year	Retail	Non-Retail	Approx. Leasable Sq. Feet	Rental Revenue for the Quarter Ended Jun 30, 2014[2]	% of Total Rental Revenue	Number of Leases Expiring	Rental Revenue for the Quarter Ended Jun 30, 2014	% of Total Rental Revenue	Number of Leases Expiring	Rental Revenue for the Quarter Ended Jun 30, 2014	% of Total Rental Revenue
2014	85	-	634,100	$ 2,045	1.0%	22	$ 795	0.4%	63	$ 1,250	0.6%
2015	172	-	866,600	3,693	1.7	67	1,520	0.7	105	2,173	1.0
2016	201	1	1,220,100	4,629	2.1	121	2,835	1.3	81	1,794	0.8
2017	187	2	2,116,500	6,031	2.8	49	3,050	1.4	140	2,981	1.4
2018	273	10	3,480,500	10,881	5.0	165	7,658	3.5	118	3,223	1.5
2019	214	11	3,599,800	11,619	5.3	167	10,001	4.6	58	1,618	0.7
2020	108	12	3,706,300	9,616	4.4	105	8,875	4.1	15	741	0.3
2021	184	13	5,487,900	14,332	6.6	187	13,780	6.3	10	552	0.3
2022	220	19	7,529,200	15,391	7.0	223	14,978	6.8	16	413	0.2
2023	344	22	6,561,600	20,875	9.5	353	20,203	9.2	13	672	0.3
2024	154	11	2,816,200	8,606	3.9	164	8,570	3.9	1	36	*
2025	296	10	4,201,900	18,124	8.3	299	17,873	8.2	7	251	0.1
2026	233	5	3,514,700	12,651	5.7	235	12,568	5.7	3	83	*
2027	462	2	4,901,800	16,080	7.4	462	16,040	7.4	2	40	*
2028	282	5	5,989,800	16,082	7.3	285	16,027	7.3	2	55	*
2029 - 2043	596	35	10,966,500	48,241	22.0	623	48,034	21.9	8	207	0.1
Totals	4,011	158	67,593,500	$ 218,896	100.0%	3,527	$ 202,807	92.7%	642	$ 16,089	7.3%

* Less than 0.1%

[1] This table sets forth the timing of remaining lease term expirations on our 4,169 net leased, single-tenant properties as of June 30, 2014. It excludes 20 multi-tenant properties and 74 vacant properties, one of which is a multi-tenant property. The lease expirations for properties under construction are based on the estimated date of completion of those properties.

[2] Includes rental revenue of $18 from properties reclassified as discontinued operations and excludes revenue of $2,540 from 20 multi-tenant properties and from 74 vacant properties at June 30, 2014, $406 from sold properties included in continuing operations and $44 from properties owned by Crest.

[3] Represents leases to the initial tenant of the property that are expiring for the first time.

[4] Represents lease expirations on properties in the portfolio, which have previously been renewed, extended or re-tenanted.

Q2 2014 Supplemental Operating & Financial Data | 25